American Century Capital Portfolios, Inc.
SAIs dated August 1, 2022 and March 1, 2022

American Century World Mutual Funds, Inc.
SAI dated April 1, 2022

American Century Growth Funds, Inc.
SAI dated December 1, 2021

Supplement dated September 9, 2022

The following replaces the entry for Short Sales in the Nonfundamental Investment Policies section in the Statements of Additional Information:

Short Sales     A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and other derivative instruments are not deemed to constitute selling securities short.

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CL-SPL-97856 2209